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                                                                   EXHIBIT 10.13



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                          REGISTRATION RIGHTS AGREEMENT

                                     BETWEEN

                               DIGITALTHINK, INC.

                                       AND

                       GE CAPITAL EQUITY INVESTMENTS, INC.














                          DATED AS OF JANUARY 21, 2000

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                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of January 21, 2000, between DigitalThink, Inc. (the "Company"), and GE Capital Equity Investments, Inc. (together with any successor or assigns under this Agreement, "Purchaser").

      WHEREAS, pursuant to that certain Stock Purchase Agreement dated as of even date herewith (the "Purchase Agreement"), the Company has agreed to sell to Purchaser certain shares (the "Shares") of its common stock, $.001 par value per share (the "Common Stock"), and, as an inducement for the Purchaser to purchaser such Shares, the Company has agreed to provide the registration rights set forth in this Agreement to Purchaser with respect to the Shares.

      NOW THEREFORE, the parties hereby agree as follows:

Section 1.  DEFINITIONS

      Capitalized terms not otherwise defined herein shall have the respective meanings given them in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

      "Common Stock" shall mean the common stock, par value $.001 per share, of the Company.

      "Effective Date" shall have the meaning set forth in Section 2 hereof.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as from time to time amended.

      "Existing Registration Rights Agreements" shall mean those agreements in existence as of the date hereof pursuant to which the Company is obligated to register its securities, as set forth on Exhibit A hereto.

      "IPO" has the meaning set forth in the Purchase Agreement.

      "Misstatement" shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement, Prospectus or preliminary prospectus not misleading.

      "Person" shall mean a natural person, partnership, corporation, business trust, association, joint venture or other entity or a government or agency or political subdivision thereof.

      "Prospectus" shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.



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      "Purchase Agreement" shall mean that certain Stock Purchase Agreement dated as of the date hereof between the Company and Purchaser.

      "Registrable Securities" shall mean (a) the shares of Common Stock issued or issuable pursuant to the Purchase Agreement, (b) any securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization and (c) any shares of Common Stock or securities issued or issuable with respect to such Common Stock as provided in (b) above, acquired by Purchaser from the Company subsequent to the date hereof, whether or not owned by Purchaser at the time of a Registration.

      "Registration" shall mean a registration pursuant to Section 2 hereof.

      "Registration Expenses" shall mean the out-of-pocket expenses of a Registration, including:

            (1) all registration, qualification and filing fees (including fees with respect to filings required to be made with the National Association of Securities Dealers);

            (2) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determinations of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate);

            (3)   printing, messenger, telephone and delivery expenses;

            (4) fees and disbursements of counsel for the Company and not more than one firm of attorneys for the sellers of the Registrable Securities;

            (5) expenses of the underwriters and fees and disbursements of counsel for the underwriters, in each case, to the extent required to be paid pursuant to an underwriting agreement relating to a Registration;

            (6) fees and disbursements of all independent certified public accountants of the Company incurred in connection with such Registration (including the expenses of any special audit and "cold comfort" letters incident to such registration);

            (7) premiums and other costs of securities acts liability insurance if the Company so desires or if the underwriters so require or Purchaser reasonably so requires; and

            (8) fees and expenses of any other Persons retained by the Company in connection with a Registration.



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      "Registration Statement" shall mean any registration statement under the
Securities Act on an appropriate form (which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the SEC to be filed therewith) which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

      "Securities Act" shall mean the Securities Act of 1933, as from time to time amended.

      "SEC" shall mean the Securities and Exchange Commission.

      "Violation" has the meaning set forth in Section 4(a).

Section 2.  REGISTRATIONS

      (a) At any time commencing 120 days after the effectiveness of the registration statement under the Securities Act relating to the Company's IPO (such date of effectiveness, the "IPO Date") and ending on the first anniversary of the IPO Date, Purchaser may request registration under the Securities Act of all or part of its Registrable Securities on Form S-1 or any similar or successor form. Upon a request of the Purchaser pursuant to the immediately preceding sentence, the Company shall take such actions as shall be necessary to file a Registration Statement with respect to the Shares before the 181st day following the IPO (the "Effective Date") and shall take such commercially reasonable actions as may be necessary to cause such Registration Statement with respect to the Shares to become effective on or before the Effective Date. Notwithstanding the foregoing, the Company shall not be required to file and have declared effective under the Securities Act more than one registration pursuant to this Agreement.

      (b) The Company will pay all Registration Expenses with respect to any Registration Statement filed pursuant to Section 2.

      (c) The Company will not include in any Registration any securities which are not Registrable Securities without the written consent of Purchaser, if the offering relating to the Registration is not an underwritten offering. If the offering relating to the Registration is an underwritten offering, then the Company may include in any Registration other securities which are not Registrable Securities; provided, that in the event any such other securities are so included, and the managing underwriter determines that market conditions require a limitation on the number of securities which may be offered and sold,
(i) the Purchaser shall have the first right to include all of its Registrable Securities in the offering before any securities held by other selling shareholders or the Company may be included in the offering, (ii) securities held by stockholders of the Company other than Purchaser shall first be excluded from the offering and (iii) securities being offered for the account of the Company shall next be excluded from the offering.



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      (d) The Purchaser will have the right to determine whether the offering pursuant to any Registration Statement shall be an underwritten offering. If the Purchaser determines that such offering will be an underwritten offering, the Company will have the right to select the investment banker(s) and manager(s), if any, to administer such offering, subject to the approval of the Purchaser, which approval will not unreasonably be withheld.

      (e) Except as provided in this Agreement and the Existing Registration Rights Agreements, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of Purchaser. The Company shall obtain the consent of the holders of securities under all Existing Registration Rights Agreement to the grant of the registration rights provided for herein and the waiver of such holders of any rights to priority upon a Registration that are inconsistent with the priorities set forth in Section (c) above.

      (f) The Company may, upon written notice to the Purchaser, require the Purchaser to cease use of the Registration Statement and Prospectus contained therein for a period not to exceed 30 days, if in the reasonable judgment of the Company, disclosure of an item of material nonpublic information would be materially detrimental to the Company. The Company may not impose more than one "blackout" period under this Section 2(f) in any one year period and any blackout period shall increase the number of days for which the Company must keep the Registration statement effective by a number of days equal to the length of the blackout.

3.    REGISTRATION PROCEDURES

      If and whenever the Company is required to register Registrable Securities in a Registration, the Company will effect such registration to permit the sale of such Registrable Securities on the Effective Date. With respect to any Registration, the Company will as expeditiously as practicable:

      (a) prepare and file with the SEC as soon as practicable a Registration Statement with respect to such Registrable Securities and use all commercially reasonable measures to cause such Registration Statement to become effective on the Effective Date and remain continuously effective until the date that is the earlier to occur of (i) the date 105 days from the date such Registration Statement was declared effective, and (ii) the date the last of the Registrable Securities covered by such Registration Statement have been sold, provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to Purchaser and the underwriters, if any, draft copies of all such documents proposed to be filed, which documents will be subject to the review of Purchaser and such underwriters, and the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which Purchaser or the underwriters, if any, shall reasonably object;

      (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by any underwriter of Registrable Securities or as may be required by the rules, regulations or



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instructions applicable to the registration form used by the Company or by the
Securities Act or rules and regulations thereunder to keep the Registration Statement effective until the first to occur of the events set forth in clauses
(i) and (ii) of paragraph 3(a) above;

      (c) promptly notify Purchaser and the managing underwriter, if any, and (if requested by any such Person) confirm such advice in writing,

                  (1) when the Prospectus or any supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                  (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information,

                  (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

                  (4) if at any time the representations and warranties of the Company contemplated by clause (1) of paragraph (o) below cease to be accurate in all material respects,

                  (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                  (6) of the existence of any fact which results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing a Misstatement;

      (d) obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest practicable time;

      (e) unless the Company objects in writing on reasonable grounds, if requested by the managing underwriter or Purchaser, as promptly as practicable incorporate in a supplement or post-effective amendment such information as the managing underwriter and Purchaser agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such supplement or post-effective amendment as soon as notified of the matters to be incorporated in such supplement or post-effective amendment;

      (f) promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) provide copies of such document to counsel to Purchaser and to the managing underwriter, if any, and make the Company's representatives available for discussion of such



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document and make such changes in such document prior to the filing thereof as counsel for Purchaser or underwriters may reasonably request;

      (g) furnish to Purchaser and the managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

      (h) deliver to Purchaser and the underwriters, if any, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such Persons may reasonably request (the Company hereby consenting to the use of each such Prospectus (or preliminary prospectus) by each of Purchaser and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus (or preliminary prospectus));

      (i) register and qualify for offer and sale under the securities or blue sky laws of such jurisdictions as Purchaser or the underwriters, if any, may designate in writing and do anything else necessary or advisable to enable from a legal perspective the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

      (j) cooperate with Purchaser and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold and cause such Registrable Securities to be in such denominations and registered in such names as the managing underwriter may request at least three business days prior to any sale of Registrable Securities to the underwriters;

      (k) cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

      (1) if the Registration Statement or the Prospectus contains a Misstatement, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain a Misstatement;

      (m) cause all Registrable Securities covered by the Registration Statement to be listed on any national securities exchange on which the Company's securities are listed or authorized for quotation on Nasdaq, if requested by Purchaser or the managing underwriter, if any;

      (n) provide a CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement;

      (o) enter into such agreements (including an underwriting agreement) and do anything else reasonably necessary or advisable in order to expedite or facilitate the disposition



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of such Registrable Securities, and in such connection, whether or not the registration is an underwritten registration:

                  (1) make such representations and warranties and the underwriters, if any, in form, substance and scope as are customarily made by issuers to holders and underwriters, respectively, in similar underwritten offerings;

                  (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the managing underwriter, if any) addressed to the underwriters, if any, covering the matters customarily covered in opinions delivered to holders and underwriters, respectively, in similar underwritten offerings and such other matters as may be reasonably requested such underwriters;

                  (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to holders and underwriters, respectively, in connection with similar underwritten offerings;

                  (4) if an underwriting agreement is entered into, cause the same to include customary indemnification and contribution provisions and procedures with respect to such underwriters; and

                  (5) deliver such documents and certificates as may be reasonably requested the managing underwriter, if any, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at each closing under such underwriting or similar agreement;

      (p) make available for inspection by representatives of Purchaser, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the sellers or any such underwriter, all financial and other records and pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller or underwriter in connection with the Registration; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order; and

      (q) otherwise comply with all applicable rules and regulations of the SEC relating to such Registration, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any 12-month period (or ninety (90) days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering,



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beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month period.

3.    REGISTRATION EXPENSES.

      Except as otherwise provided herein, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all Registration Expenses, will be borne by the Company.

4.    INDEMNIFICATION.

      (a) To the extent permitted by law, the Company will indemnify and hold harmless the Purchaser, the officers, directors and affiliates of the Purchaser, any underwriter (as defined in the Securities Act) for such Purchaser and each person, if any, who controls such Purchaser or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law; and the Company will pay to each such Purchaser, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Purchaser, underwriter or controlling person.

      (b) To the extent permitted by law, the Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, each of its officers, directors and partners and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Purchaser expressly for use in connection with such Registration; and the



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Purchaser will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 4(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser, which consent shall not be unreasonably withheld; and in no event shall any indemnity under this Section 4(b) exceed the net proceeds from the offering received by the Purchaser.

      (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnified and indemnifying parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.

      (d) If the indemnification provided for in this Section 4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by the Purchaser hereunder exceed the net proceeds from the offering received by such Purchaser.

      (e) The obligations of the Company and the Purchaser under this Section 4 shall survive the completion of any offering of Registrable Securities.



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5.    TRANSFER OF REGISTRATION RIGHTS

      The rights of Purchaser hereunder may be transferred as permitted in the Purchase Agreement. The Company shall be given written notice by Purchaser at the time of any such transfer permitted by the Purchase Agreement stating the name and address of the transferee, including a writing by such transferee to the effect that such transferee agrees to be bound by the terms hereof and identifying the securities with respect to which the rights hereunder are being transferred.

6.    MISCELLANEOUS

      (a)   Remedies.

      Purchaser, in addition to being entitled to exercise all rights provided herein, in the Purchase Agreement and granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

      (b)   No Inconsistent Agreements.

      The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to Purchaser in this Agreement or otherwise conflicts with the provisions hereof. Other than as disclosed on Exhibit A attached hereto, the Company has not previously entered into any agreement with respect to its securities granting any right to registration of securities to any Person. The rights granted to Purchaser hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any such agreements.

      (c)   Amendments and Waivers.

      The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Purchaser.

      (d)   Notices.

      All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, facsimile, or air courier guaranteeing overnight delivery:

            if to Purchaser:

                  GE Capital Equity Investments, Inc.
                  120 Long Ridge Road
                  Stamford, CT 06927



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                  Attention: General Counsel
                  Facsimile:  (203) 357-3047

            with a copy to:

                  Gibson, Dunn & Crutcher LLP
                  333 South Grand Avenue
                  Los Angeles, CA  90071-3197,
                  Attention:  Linda L. Curtis
                  Facsimile:  (213) 229-6582

            if to the Company:

                  DigitalThink, Inc.
                  1000 Brannan Street, Suite 501
                  San Francisco, CA  94103
                  Facsimile: (415) 437-3877

            with a copy to:

                  Wilson Sonsini Goodrich &Rosati
                  650 Page Mill Road
                  Palo Alto, CA  94304
                  Facsimile:  (650) 493-6811

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

      (e)   Successors and Assigns.

      This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

      (f)   Counterparts.

      This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (g)   Headings.

      The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.




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      (h)   Governing Law.

      This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the internal laws of the State of New York, without regard to the conflict of law principles thereof; except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

      (i)   Severability.

      In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      (j)   Forms.

      All references in this Agreement to particular forms of Registration Statements are intended to include all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

      (k)   Entire Agreement; Prior Agreements.

      This Agreement and the Purchase Agreement are intended by the parties as the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. The registration rights granted to Purchaser pursuant to hereto shall be in addition to, and not in lieu of, the registration rights granted to Purchaser and certain other investors pursuant to the Restated Investor Rights Agreement dated as of November 10, 1999 between the Company and the investors party thereto, including Purchaser, as amended pursuant to that certain amendment dated as of November 17, 1999 between the Company and the investors party thereto, including Purchaser (as so amended, the "Existing Registration Rights Agreement"). The terms of this Agreement and the Purchase Agreement supersede any directly inconsistent terms of any prior agreements between the parties hereto, including without limitation the terms of that certain letter agreement dated as of November 22, 1999 between the Company, the Purchaser and Credit Suisse First Boston Corporation, that would apply to the shares of Common Stock purchased pursuant to the Purchase Agreement.

      (l) Waiver of Trial by Jury. EACH OF THE PARTIES HERETO HEREBY (i) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND (ii) WAIVES SUCH RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST AS TO ANY ISSUE WITH RESPECT TO ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING

OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Such waiver of right to trial by jury is separately given, knowingly and voluntarily, by each of the parties hereto, and this waiver is intended to encompass individually each instance and each issue as to which the right to a jury trial would otherwise accrue. Each of the parties hereto is hereby authorized and requested to submit this Agreement to any court having jurisdiction, so as to serve as conclusive evidence of the other party's waiver of the right to trial by jury. Further, each of the parties hereto hereby certifies that no representative or agent of such party has represented, expressly or otherwise, to each of the parties hereto that the parties will not seek to enforce this waiver of right to trial by jury.



                            [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                               DIGITALTHINK, INC.


                               By:
                                   ---------------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                               GE CAPITAL EQUITY INVESTMENTS, INC.



                               By:
                                   ---------------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------


ACKNOWLEDGED:
(with respect to Section 6(k))

CREDIT SUISSE FIRST BOSTON CORPORATION



By:
   -----------------------------------

Name:

Title: